Van Kampen
Municipal
Income Trust
ANNUAL REPORT
JUNE 30, 2001

[PHOTO]

Privacy Notice information on the back.

                         [VAN KAMPEN INVESTMENTS LOGO]

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                TWELVE-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      25
                NOTES TO FINANCIAL STATEMENTS      30
               REPORT OF INDEPENDENT AUDITORS      34
                   DIVIDEND REINVESTMENT PLAN      35



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      37
                 RESULTS OF SHAREHOLDER VOTES      38

Long-term investment strategies can help you cope with uncertain markets.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your trust's performance into perspective, this report examines how your trust's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the trust's manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds

  may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT
AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION
CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           1.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1999--June 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2001)

------------------------------
NYSE Ticker Symbol - VMT
------------------------------

                                                   MARKET(1)    NAV(2)
---------------------------------------------------------------------------
One-year total return                                8.88%       13.26%
---------------------------------------------------------------------------
Five-year average annual total return                4.70%        6.49%
---------------------------------------------------------------------------
Ten-year average annual total return                 6.24%        7.48%
---------------------------------------------------------------------------
Life-of-Trust average annual total return            6.61%        7.30%
---------------------------------------------------------------------------
Commencement date                                              08/26/88
---------------------------------------------------------------------------

Distribution rate as a % of closing common share
price(3)                                                          5.94%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common share price(4)                                     9.75%
---------------------------------------------------------------------------
Net asset value                                                   $9.62
---------------------------------------------------------------------------
Closing common share price                                      $8.8900
---------------------------------------------------------------------------
One year high common share price (08/18/00)                     $9.3125
---------------------------------------------------------------------------
One year low common share price (11/15/00)                      $7.8125
---------------------------------------------------------------------------
Preferred share (Series A) rate(5)                               2.980%
---------------------------------------------------------------------------
Preferred share (Series B) rate(5)                               2.850%
---------------------------------------------------------------------------
Preferred share (Series C) rate(5)                               3.100%
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 39.1% federal tax bracket effective for calendar year 2001.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of June 30, 2001
- AAA/Aaa............  72.2%   [PIE CHART]
- AA/Aa..............   7.8%
- A/A................   6.4%
- BBB/Baa............   8.9%
- Non-Rated..........   4.7%
As of June 30, 2000
- AAA/Aaa............  63.8%   [PIE CHART]
- AA/Aa..............   1.9%
- A/A................  14.2%
- BBB/Baa............  18.3%
- Non-Rated..........   1.8%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended June 30, 2001, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
7/00                                                                            0.0500
8/00                                                                            0.0500
9/00                                                                            0.0465
10/00                                                                           0.0465
11/00                                                                           0.0465
12/00                                                                           0.0440
1/01                                                                            0.0440
2/01                                                                            0.0440
3/01                                                                            0.0440
4/01                                                                            0.0440
5/01                                                                            0.0440
6/01                                                                            0.0440

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       JUNE 30, 2001                      JUNE 30, 2000
                                                                       -------------                      -------------
General Purpose                                                            24.70                              19.30
Transportation                                                             10.40                               7.20
Health Care                                                                10.20                              13.50
Water & Sewer                                                               8.20                               2.00
Public Education                                                            7.40                               5.10

*Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--June 1991 through June 2001)
[LINE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
6/91                                                                       9.8100                            10.1250
                                                                          10.1100                            10.6250
                                                                          10.2400                            10.7500
                                                                          10.1800                            10.8750
6/92                                                                      10.6900                            11.3750
                                                                          10.9700                            11.5000
                                                                          10.6500                            12.0000
                                                                          11.0900                            11.6250
6/93                                                                      11.1300                            12.0000
                                                                          11.3700                            12.3750
                                                                          11.1700                            11.7500
                                                                           9.9300                            10.7500
6/94                                                                       9.9200                            11.1250
                                                                           9.8200                            10.2500
                                                                           9.3400                             9.7500
                                                                           9.9000                            11.0000
6/95                                                                       9.7600                            11.1250
                                                                           9.8600                            10.7500
                                                                          10.2400                            10.5000
                                                                           9.8800                            10.3750
6/96                                                                       9.7600                             9.8750
                                                                           9.9000                            10.2500
                                                                          10.0000                            10.3750
                                                                           9.8100                            10.1250
6/97                                                                      10.0100                            10.8750
                                                                          10.1800                            11.0000
                                                                          10.3500                            10.8120
                                                                          10.3200                            10.3120
6/98                                                                      10.2600                            10.8750
                                                                          10.5700                            11.0000
                                                                          10.3800                            10.8125
                                                                          10.1300                            10.6875
6/99                                                                       9.5600                             9.6250
                                                                           9.1500                             8.8750
                                                                           8.8000                             7.6250
                                                                           9.0200                             8.0625
6/00                                                                       9.0000                             8.6875
                                                                           9.1300                             8.3750
                                                                           9.6700                             8.3750
                                                                           9.7200                             8.7000
6/01                                                                       9.6200                             8.8900

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN MUNICIPAL INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS
AND INFLUENCED THE TRUST'S RETURN DURING THE TWELVE MONTHS ENDED
JUNE 30, 2001. THOMAS M. BYRON, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 2000 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The markets seesawed between
extremes during the past twelve months, a very volatile time for investors across the board. As the reporting period began, concerns lingered about the possibility that the potential for inflation might force the Federal Reserve Board (the "Fed") to boost short-term interest rates and slow the economy. Since then, the economy reversed course, and the opposite scenario has some investors concerned.

    The nation's economy showed signs of a significant slowdown during the fourth quarter of 2000, causing some investors to worry that decreased business activity would hurt corporate earnings, drag down production, and potentially lead to a recession. Warning signs included a decline in industrial production, down from 6.7 percent in June 2000 to 4.7 percent in November 2000. By December 2000, manufacturers were operating well below maximum output levels as capacity utilization fell to just 79 percent. The fourth-quarter gross domestic product
(GDP) grew by only 1.0 percent, the lowest increase in more than four years and the second consecutive quarter in which the growth rate had declined.

    By late in the fourth quarter, many investors thought interest-rate cuts by the Fed were imminent, triggering a broad rally in the municipal bond market. These expectations were fulfilled in the first week of January, as the Fed took the unusual step of cutting the target federal funds rate prior to their Open Market Committee meeting scheduled for later in the month. This rate cut--which amounted to half a percentage point--extended the rally well into the first month of the year.

    Further easing continued throughout the first half of 2001, as the economy remained weak and the stock market stumbled. By the end of the reporting period, the Fed had lowered short-term interest rates by two-and-three-quarter percentage points, with the last cut coming on June 27, 2001.

Taken together, these repeated cuts helped create a more favorable environment for fixed-income investments, as declining rates helped support prices for existing fixed-income securities.

    Still, the markets are wary of what lies ahead. Recent developments suggest an uncertain outlook, as the second quarter of 2001 brought us a mixed-bag of company announcements and economic indicators. Layoffs continued and corporate earnings remained under pressure from slowing economic activity, but consumer confidence and retail spending showed surprising strength considering the circumstances. Also, lower interest rates drove down mortgage rates and helped keep the housing market active.

    Responding to the stronger performance of bonds in 2000 and the persistent downtrend in stocks, investors gradually shifted more money into municipal bonds over the period. Consistent with this increased demand, roughly $133.6 billion of new municipal bonds were issued in the first half of 2001, up 3.89 percent from the first half of 2000, when issuance was constrained by higher interest rates.

    Due to the trend toward lower market interest rates in general, the trust's dividend was reduced during the period. Still, the portfolio continues to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.044 per share translates to a distribution rate of 5.94 percent based on the trust's closing market price on June 30, 2001. Based on these figures, investors would have to earn a distribution rate 9.75 percent on a taxable investment (for an investor in the 39.1 percent federal income tax bracket) to match the tax-exempt yield provided by the trust.

    For the twelve months ended June 30, 2001, the trust produced a total return of 8.88 percent based on market price. This reflects an increase in market price from $8.6875 per share on June 30, 2000 to $8.890 per share on June 30, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 9.98 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU FOLLOW
    IN MANAGING THE TRUST?

A   In general, the overall credit
quality of the portfolio increased over the course of the reporting period, due in part to added investment in high-grade bonds and in part to the increased valuation of our existing high-grade holdings.

    When the market rallied, high-grade securities were generally the strongest performers, reflecting the uncertainty investors faced in light of the weakening economy and the stock market's poor performance. The demand for high-quality fixed-income investments translated into higher prices within this market segment and strong performance for this portion of the trust's portfolio.

    In fine-tuning the portfolio, we sold a number of BBB rated hospital issues, as well as certain bonds with short-call provisions. We believe this helped to improve the trust's price stability and afforded the portfolio a higher degree of protection from bonds being called prior to their maturity date.

    Due to regional developments, the retail demand for selected bonds from issuers in New York and Florida had been extremely strong, driving up prices, so we sold some of these municipal issues at very attractive prices and replaced them with bonds that offered higher yields and better call protection.

    Other new investments included longer-term premium bonds priced to a ten-year call date, giving us the yield associated with a longer maturity but the potential price sensitivity of a bond with a much shorter maturity. Because these types of bonds tend to be somewhat less volatile, we believe that the opportunity to invest in these securities offered an excellent balance of risk and reward.

    We actively managed our holdings in the lower-rated segment of the market, selling positions in BBB rated securities that no longer met our criteria for an attractive investment, and others that had already reached what we believed to be their fair market value. We replaced these securities with either higher-grade issues or with similarly rated issues that offered improved potential returns over time, particularly as yield spreads (the difference in yield between high-grade and lower-rated bonds) widened early in January 2001.

Q   HOW DID THESE STRATEGIES
    AFFECT THE COMPOSITION OF THE TRUST'S PORTFOLIO?

A   By the close of the reporting
period, the portfolio's allocation to securities rated A or better was 86.4 percent of total long-term investments. This includes the trust's increased allocation in AAA rated securities (the highest rating category), which climbed to 72.2 percent of long-term investments as of June 30, 2001, up from 63.8 percent at the start of the period. The trust's allocation in BBB rated bonds stood at just 8.9 percent, down from 18.3 percent over the period.

    Throughout this time, the trust remained well diversified over a broad range of market sectors. General-purpose bonds were still the trust's largest holding, representing 24.7 percent of the portfolio's total long-term investments, up from 19.3 percent as of June 30, 2000. The trust's allocation to transportation bonds (10.40 percent) increased by 3.20 percent over the period, as this sector moved ahead of health-care bonds (10.20 percent) to become the second largest holding within the trust.

    Reflecting our renewed emphasis on bonds issued for essential services, which tend to have steady demand in varied market climates, the portfolio's allocation to public education bonds and water and sewer bonds rose by 2.30 percent and 6.20 percent, respectively.

    At the same time, the trust's allocation to airport bonds fell significantly, due in part to a sizable block of airport bonds, issued originally by Chicago's O'Hare Airport, being called on May 1, 2001. These bonds, which were issued at a coupon of 8.85 percent in 1984, are being called so they can be reissued at today's much lower interest rates.

    In general, the portfolio's composition reflects investment decisions that were made based on the relative value of the securities available in the marketplace, given the conditions we encountered. It was our goal to maintain adequate diversification and an attractive mix of current income and future potential.

Q   WHAT DO YOU SEE AHEAD
    FOR THE ECONOMY AND THE MUNICIPAL MARKET?

A   The actions of the Federal Reserve
Board send the signal that they are keeping close tabs on the health of the economy--and that they may be willing to take steps to help stave off a potential recession. We believe the fixed income markets are expecting further rate cuts by the Fed--perhaps another one or two cuts of 25 basis points each--but these expectations may already be fully reflected in current price levels.

    While rate cuts by the Fed may have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, we may see the market stabilize and trade in a narrow range over the near term, although it could be that the economy will languish into the first quarter of 2002.

    Economists worry that the sluggishness in the business sector could spread to the rest of the economy, especially if further layoffs cause consumers, who account for two-thirds of total economic activity, to cut back on their spending.

    Still, despite the turbulence and uncertainty of recent months, we expect potential flows into municipal funds to remain strong as investors refocus on allocating their assets into a prudent mix of stocks and bonds. We believe sustained demand may help drive performance, especially if the stock market continues to flounder, and the portfolio should be positioned to benefit from the market's supply-and-demand dynamics.

    As more and more bonds are called in this lower rate environment, one of our challenges will be to redeploy the assets of the trust in the most efficient manner. Overall, we will maintain the trust's current emphasis on quality, while looking for opportunities to enhance its yield and add relative value to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

June 30, 2001
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  98.4%
          ALABAMA  1.3%
$1,000    Birmingham Baptist Med Ctr AL Baptist Hlth
          Sys Ser A................................... 5.875%   11/15/24   $    976,950
 2,000    Jefferson Cnty, AL Swr Rev Cap Impt Wts Ser
          A........................................... 5.000    02/01/34      1,858,800
 2,990    Jefferson Cnty, AL Wts Ser A (AMBAC Insd)... 5.000    04/01/09      3,135,643
                                                                           ------------
                                                                              5,971,393
                                                                           ------------
          ALASKA  0.4%
 1,575    Matanuska-Susitna Boro Alaska Ctfs Partn Pub
          Safety Bldg Lease (FSA Insd)................ 5.750    03/01/16      1,662,286
                                                                           ------------

          ARIZONA  1.0%
 4,000    Arizona St Trans Brd Exc Tax Maricopa Cnty
          Regl Area Rd Fd............................. 5.500    07/01/04      4,232,800
                                                                           ------------

          ARKANSAS  0.5%
 2,000    Arkansas St Dev Fin Auth Hosp Rev Washington
          Regl Med Cent............................... 7.375    02/01/29      2,092,220
                                                                           ------------

          CALIFORNIA  1.6%
 5,000    Contra Costa, CA Home Mtg Fin Auth Home Mtg
          Rev (MBIA Insd).............................   *      09/01/17      2,100,550
 1,500    Duarte, CA Ctfs Partn Ser A................. 5.250    04/01/19      1,400,490
20,535    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Rfdg.............................   *      01/15/34      2,581,249
 1,000    Los Angeles, CA Cmnty College Ser A......... 5.000    06/01/26        963,410
                                                                           ------------
                                                                              7,045,699
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          COLORADO  3.6%
$1,000    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
          Rev E-470 Proj Ser B (Prerefunded @
          08/31/05)................................... 6.950%   08/31/20   $  1,154,540
 1,500    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
          Rev E-470 Proj Ser B (Prerefunded @
          08/31/05)................................... 7.000    08/31/26      1,734,180
   970    Colorado Edl & Cultural Fac Auth Rev Charter
          Sch Jefferson Academy....................... 6.500    06/01/15        950,396
 1,535    Colorado Edl & Cultural Fac Auth Rev Charter
          Sch Jefferson Academy....................... 6.700    06/01/25      1,494,798
 1,590    Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/01).................... 8.750    11/15/23      1,656,685
 3,675    Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/23).................... 8.750    11/15/23      3,814,723
 3,000    Meridian Metro Dist CO Peninsular & Oriental
          Steam Navig Co Rfdg (LOC: Meridian Assoc
          East Gtd)................................... 7.500    12/01/11      3,074,040
 1,850    Montrose Cnty, CO Ctfs Partn................ 6.350    06/15/06      1,961,388
                                                                           ------------
                                                                             15,840,750
                                                                           ------------
          CONNECTICUT  0.7%
 1,750    Connecticut St Spl Oblig Pkg Rev Bradley
          Intl Arpt Ser A (ACA Insd).................. 6.600    07/01/24      1,872,202
 1,000    Hartford, CT Pkg Sys Rev Ser A.............. 6.500    07/01/25      1,036,500
                                                                           ------------
                                                                              2,908,702
                                                                           ------------
          DISTRICT OF COLUMBIA  0.7%
   380    Dist of Columbia Ctfs Partn................. 6.875    01/01/03        389,443
 2,775    Dist of Columbia Hosp Rev Medlantic Hlthcare
          Ser A Rfdg (MBIA Insd)...................... 5.250    08/15/12      2,898,904
                                                                           ------------
                                                                              3,288,347
                                                                           ------------
          FLORIDA  6.3%
 2,400    Broward Cnty, FL Arpt Sys Rev Amt Ser J-I... 5.250    10/01/26      2,339,184
 2,000    Broward Cnty, FL Sch Brd Ctfs Ser A......... 5.000    07/01/21      1,956,700

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          FLORIDA (CONTINUED)
$2,500    Escambia Cnty, FL Hlth Fac Auth Rev FL
          Hlthcare Fac Ln (AMBAC Insd)................ 5.950%   07/01/20   $  2,715,450
 2,000    Florida St Dept Env Protn Preservtn Rev Ser
          A (FGIC Insd)............................... 5.750    07/01/10      2,215,440
 1,175    Florida St Div Bd Fin Dept Genl Svcs Rev
          Dept Envirnmtl Presrvtn 2000-A (MBIA
          Insd)....................................... 6.000    07/01/02      1,213,270
 3,500    Gulf Breeze, FL Rev Cap Fdg Ser B (MBIA
          Insd)....................................... 4.500    10/01/27      3,062,185
 1,275    Gulf Breeze, FL Rev Miami Beach Loc Govt Ln
          E Tender (FGIC Insd)........................ 4.950    12/01/20      1,292,404
 1,500    Miami Beach, FL Stormwater Rev (FGIC
          Insd)....................................... 5.250    09/01/25      1,498,860
 2,130    Miami Dade Cnty, FL Hlth Facsref Miami
          Children Hosp Ser A......................... 5.000    08/15/20      2,074,854
 4,000    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
          Insd)....................................... 5.625    10/01/14      4,251,840
 2,000    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
          Insd)....................................... 5.500    10/01/31      2,033,640
 1,000    Palm Beach Cnty, FL Sch Brd Ctfs Ser A
          (AMBAC Insd)................................ 5.500    08/01/16      1,047,760
 1,000    Palm Beach Cnty, FL Sch Brd Ctfs Ser B
          (AMBAC Insd) (a)............................ 5.000    08/01/21        978,250
 1,115    Tallahassee, FL Lease Rev FL St Univ Proj
          Ser A (MBIA Insd)........................... 5.500    08/01/19      1,153,780
                                                                           ------------
                                                                             27,833,617
                                                                           ------------
          GEORGIA  10.2%
 1,130    College Park, GA Business & Ind (AMBAC
          Insd)....................................... 5.250    09/01/02      1,162,928
 5,282    Fulton Cnty, GA Lease Rev................... 7.250    06/15/10      5,923,148
25,000    Georgia Loc Govt Ctfs Partn Grantor Trust
          Ser A (MBIA Insd)........................... 4.750    06/01/28     22,995,500
 2,635    Georgia Muni Elec Auth Pwr Rev Ser A (MBIA
          Insd)....................................... 6.500    01/01/20      3,096,204

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          GEORGIA (CONTINUED)
$3,000    Georgia Muni Elec Auth Pwr Rev Ser B Rfdg
          (FGIC Insd)................................. 6.250%   01/01/17   $  3,427,530
 2,500    Georgia St Ser D............................ 6.000    10/01/05      2,736,175
 2,335    Georgia St Ser D............................ 6.000    10/01/06      2,583,934
   800    Royston, GA Hosp Auth Hosp Rev Ctfs Ty Cobb
          Hlthcare Sys Inc............................ 6.700    07/01/16        735,520
 2,500    Royston, GA Hosp Auth Hosp Rev Ctfs Ty Cobb
          Hlthcare Sys Inc. .......................... 6.500    07/01/27      2,125,675
                                                                           ------------
                                                                             44,786,614
                                                                           ------------
          HAWAII  0.4%
 1,030    Hawaii St Arpts Sys Rev Amt Ref............. 5.250    07/01/21      1,016,816
 1,280    Honolulu, HI City & Cnty Wastewtr Sys Rev
          (FGIC Insd).................................   *      07/01/13        695,334
                                                                           ------------
                                                                              1,712,150
                                                                           ------------
          ILLINOIS  10.3%
 1,400    Chicago, IL Brd Ed Ser A (MBIA Insd)........ 5.500    12/01/28      1,416,100
 4,000    Chicago, IL Brd Edl Chicago Sch Reform Ser A
          (AMBAC Insd)................................ 5.250    12/01/27      3,891,760
 1,000    Chicago, IL O'Hare Intl Arpt Rev Second Lien
          Passenger Fac Ser B (AMBAC Insd)............ 5.500    01/01/16      1,039,230
 1,000    Chicago, IL O'Hare Intl Arpt Rev Second Lien
          Passenger Fac Ser B (AMBAC Insd)............ 5.000    01/01/26        945,350
 1,000    Chicago, IL Proj & Rfdg Ser C............... 5.750    01/01/14      1,076,840
 1,000    Chicago, IL Proj & Rfdg Ser C............... 5.750    01/01/15      1,070,270
 4,895    Chicago, IL Pub Bldg Comm Bldg Rev Ser A
          (MBIA Insd).................................   *      01/01/07      3,881,197
 1,000    Chicago, IL Ser B Rfdg (AMBAC Insd)......... 5.125    01/01/15      1,030,520
 2,000    Chicago, IL Wastewtr Transmission Rev Second
          Lien (MBIA Insd)............................ 5.750    01/01/25      2,085,480
 3,850    Chicago, IL Wastewtr Transmission Rev Second
          Lien Ser B (MBIA Insd)...................... 5.000    01/01/30      3,619,269
 1,000    Cook Cnty, IL Ser A (FGIC Insd)............. 5.500    11/15/31      1,012,480
 3,230    Cook Cnty, IL Ser A Rfdg.................... 5.625    11/15/16      3,374,155
 2,500    Du Page Cnty, IL Transn Rev................. 5.250    01/01/08      2,651,725

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          ILLINOIS (CONTINUED)
$2,310    Illinois Dev Fin Auth Rev Adventist Hlth Ser
          A (MBIA Insd)............................... 5.500%   11/15/13   $  2,442,848
 2,500    Illinois Dev Fin Auth Rev Adventist Hlth Ser
          A (MBIA Insd)............................... 5.500    11/15/15      2,625,625
 1,335    Illinois Dev Fin Auth Rev Bradley Univ Proj
          (AMBAC Insd)................................ 5.375    08/01/24      1,339,686
 2,000    Illinois Edl Fac Auth Rev Lewis Univ........ 6.125    10/01/26      2,010,220
 3,205    Illinois Hlth Fac Auth Rev OSF Hlthcare Sys
          Rfdg (c).................................... 6.000    11/15/23      3,194,968
 1,000    Illinois Hlth Facs Auth Rev Edward Hosp
          Oblig Grp B (FSA Insd)...................... 5.125    02/15/25        960,250
 1,250    Sangamon Cnty, IL Ctfs Partn................ 10.000   12/01/06      1,602,075
 7,455    Will Cnty, IL Fst Presv Dist Ser B (FGIC
          Insd).......................................   *      12/01/12      4,259,936
                                                                           ------------
                                                                             45,529,984
                                                                           ------------
          INDIANA  3.7%
 2,420    Brownsburg, IN Sch Bldg Corp First Mtg
          Brownsburg Cmnty Sch (MBIA Insd)............ 5.550    02/01/24      2,467,989
 1,000    Indiana Transn Fin Auth Arpt Fac Lease Rev
          Ser A (Prerefunded @ 11/01/02).............. 6.250    11/01/16      1,063,080
 2,000    Indiana Transn Fin Auth Toll Rfdg (AMBAC
          Insd)....................................... 5.375    07/01/09      2,123,280
12,190    St Joseph Cnty, IN Hosp Auth Hlth Sys Rev
          Ser A (MBIA Insd)........................... 4.625    08/15/28     10,523,017
                                                                           ------------
                                                                             16,177,366
                                                                           ------------
          KANSAS  1.1%
 1,250    Kansas St Dev Fin Auth Rev Kansas St Projs
          (a)......................................... 5.500    03/01/16      1,307,625
 2,235    Sedgwick Cnty, KA Uni Sch Dist No. 259
          Wichita (MBIA Insd)......................... 5.500    09/01/11      2,428,417
 1,000    Wichita, KS Hosp Rev Ref Facs Impt Ser III
          (a)......................................... 5.625    11/15/31        976,610
                                                                           ------------
                                                                              4,712,652
                                                                           ------------
          KENTUCKY  1.0%
 2,190    Kenton Cnty, KY Arpt Brd Rev Cincinnati/
          Northn KY Intl Arpt Ser A Rfdg (MBIA
          Insd)....................................... 6.250    03/01/09      2,439,923
 2,000    Kentucky St Tpk Auth Econ Dev Ref
          Revitalization Proj (FSA Insd).............. 5.500    07/01/07      2,162,640
                                                                           ------------
                                                                              4,602,563
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          LOUISIANA  1.0%
$1,500    Louisiana St Ser A (FGIC Insd).............. 5.500%   11/15/03   $  1,580,625
 2,500    Louisiana St Ser A (FGIC Insd).............. 5.500    11/15/08      2,718,275
                                                                           ------------
                                                                              4,298,900
                                                                           ------------
          MARYLAND  1.4%
 2,180    Baltimore, MD Cap Apprec Ser A (FGIC
          Insd).......................................   *      10/15/09      1,447,084
 2,470    Baltimore, MD Cap Apprec Ser A (Prerefunded
          @ 10/15/05) (FGIC Insd).....................   *      10/15/09      1,656,283
 2,500    Maryland St Econ Dev Corp Student Hsg Rev
          Collegiate Hsg Salisbury Ser A.............. 6.000    06/01/30      2,431,350
   500    Maryland St Econ Dev Corp Student Hsg Rev
          Collegiate Hsg Towson Ser A................. 5.750    06/01/29        471,855
                                                                           ------------
                                                                              6,006,572
                                                                           ------------
          MASSACHUSETTS  0.8%
 1,500    Massachusetts St Grant Antic Nts Ser A...... 5.750    06/15/15      1,614,990
 1,000    Massachusetts St Hlth & Ed Partners Hlthcare
          Sys Ser C................................... 5.750    07/01/32      1,002,660
 1,000    Massachusetts St Indl Fin Agy Rev Higher Edl
          Hampshire College Proj...................... 5.625    10/01/12      1,010,750
                                                                           ------------
                                                                              3,628,400
                                                                           ------------
          MICHIGAN  1.0%
 1,000    Grand Rapids, MI Wtr Supply Sys Rfdg (FGIC
          Insd)....................................... 5.750    01/01/13      1,084,940
 1,180    Hillsdale, MI Hosp Fin Auth Hosp Rev
          Hillsdale Cmnty Hlth Ctr.................... 5.750    05/15/18      1,023,591
 2,500    Michigan St Strategic Fd Ref Detroit Ed Cc
          Conv........................................ 4.850    09/01/30      2,541,025
                                                                           ------------
                                                                              4,649,556
                                                                           ------------
          MISSISSIPPI  0.4%
 1,500    Mississippi Hosp Equip & Fac MS Baptist Med
          Cent Rfdg (MBIA Insd) (c)................... 6.000    05/01/13      1,590,300
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MISSOURI  1.1%
$1,250    Kansas City, MO Met Cmnty College Ref Impt
          Leasehold Jr College........................ 5.000%   07/01/21   $  1,218,375
 3,400    Missouri St Hwys & Transport Commst Rd Rev
          Ser A....................................... 5.500    02/01/08      3,687,606
                                                                           ------------
                                                                              4,905,981
                                                                           ------------
          NEVADA  1.4%
 3,965    Clark Cnty, NV Bd Bk........................ 5.500    06/01/09      4,285,610
 2,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
          Ser C Rfdg.................................. 5.500    10/01/30      1,720,900
                                                                           ------------
                                                                              6,006,510
                                                                           ------------
          NEW JERSEY  1.2%
   440    New Jersey Hlthcare Fac Fin Auth Rev
          Trinitas Hosp Oblig......................... 6.500    07/01/04        447,124
   540    New Jersey Hlthcare Fac Fin Auth Rev
          Trinitas Hosp Oblig......................... 6.500    07/01/05        548,489
 1,000    New Jersey Hlthcare Fac Fingwest Jersey Hlth
          Sys......................................... 6.125    07/01/12      1,053,370
 1,000    New Jersey St Tran Corp. Capital Grant Antic
          Nts Ser B................................... 5.500    02/01/08      1,084,590
 2,095    New Jersey St Tran Trust Fund Auth Trans Sys
          Ser A....................................... 5.750    06/15/17      2,306,469
                                                                           ------------
                                                                              5,440,042
                                                                           ------------
          NEW YORK  8.6%
 2,500    Nassau Cnty, NY Interim Fin Auth Sales Tax
          Secured Ser A............................... 5.750    11/15/13      2,709,925
 5,900    New York City Ser A......................... 7.000    08/01/04      6,485,752
 4,500    New York City Ser B (AMBAC Insd)............ 7.250    08/15/07      5,307,120
 1,885    New York City Ser C......................... 7.000    08/15/08      1,894,745
 1,915    New York City Ser C (Prerefunded @
          08/15/01)................................... 7.000    08/15/08      1,925,494
 1,000    New York City Ser H......................... 5.750    03/15/13      1,086,180
 6,930    New York City Tran Auth Tran Fac Livingston
          Plaza Proj Rfdg (FSA Insd).................. 5.400    01/01/18      7,298,953
 5,190    New York St Dorm Auth Rev Insd NY Univ Ser A
          (AMBAC Insd)................................ 5.500    07/01/11      5,689,901
 2,635    New York St Urban Dev Corp Rev Youth Fac.... 5.875    04/01/08      2,797,290
 2,680    Port Auth NY & NJ Consolidated 119th Ser
          (FGIC Insd)................................. 5.500    09/15/17      2,759,248
                                                                           ------------
                                                                             37,954,608
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          NORTH CAROLINA  4.2%
$3,735    Buncombe Cnty, NC Met Swr Dist Prerefunded
          Ser A....................................... 6.750%   07/01/16   $  3,956,971
 3,000    North Carolina Eastern Muni Pwr Agy Pwr Sys
          Rev Ser D................................... 6.750    01/01/26      3,192,480
10,000    North Carolina Muni Pwr Agy No 1 Catawba
          Elec Rev (MBIA Insd)........................ 6.000    01/01/12     11,187,000
                                                                           ------------
                                                                             18,336,451
                                                                           ------------
          OHIO  5.2%
 5,000    Akron Bath Copley, OH St Twp Hosp Dist Rev
          Summa Hosp Ser A............................ 5.375    11/15/18      4,343,850
 3,950    Cleveland, OH Wtrworks Rev Prerefunded First
          Mtg Ser F-92B (AMBAC Insd).................. 6.500    01/01/11      4,103,299
 2,470    Columbus, OH Ser II......................... 5.000    06/15/07      2,608,518
 1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
          Proj........................................ 7.500    01/01/30      1,044,830
 1,000    Ohio St Air Quality Dev Auth Rev JMG Funding
          Ltd Partn Proj Rfdg (AMBAC Insd)............ 6.375    04/01/29      1,052,370
 1,000    Ohio St Higher Ed Cap Facs Ser II A......... 5.250    12/01/06      1,070,170
 3,000    Ohio St Tpk Comm Tpk Rev Ser A Rfdg Ser A... 5.500    02/15/24      3,170,190
 3,000    University Cincinnati OH Gen Ser A.......... 5.500    06/01/09      3,250,950
 2,500    University Cincinnati OH Gen Ser A.......... 5.000    06/01/21      2,452,000
                                                                           ------------
                                                                             23,096,177
                                                                           ------------
          OKLAHOMA  0.3%
 1,300    Oklahoma St Inds Auth Rev OK Med Resh Fndtn
          Proj (AMBAC Insd)........................... 5.250    02/01/21      1,281,943
                                                                           ------------

          OREGON  0.8%
 1,000    Clackamas Cnty, OR Sch Dist................. 5.500    06/01/10      1,084,640
 2,515    Washington Cnty, OR Sch Dist................ 5.375    06/15/15      2,613,236
                                                                           ------------
                                                                              3,697,876
                                                                           ------------
          PENNSYLVANIA  8.1%
 1,000    Allegheny Cnty, PA Ctfs Partn (AMBAC
          Insd)....................................... 5.000    12/01/28        949,360
 1,000    Allegheny Cnty, PA Ref Ser C-53 (FGIC
          Insd)....................................... 5.500    11/01/14      1,059,550
 1,500    Allegheny Cnty, PA San Auth Swr (MBIA
          Insd)....................................... 5.500    12/01/30      1,529,895
 1,000    Carbon Cnty, PA Indl Dev Auth Panther Creek
          Partners Proj Rfdg (LOC: Paribas & Union Bk
          of CA Intl)................................. 6.650    05/01/10      1,035,660
 1,085    Erie Pa Wtr Auth Wtr Rev.................... 4.150    12/01/02      1,103,619

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$2,500    Harrisburg, PA Auth Wtr Rev (Inverse Fltg)
          (FGIC Insd) (b)............................. 8.770%   06/18/15   $  2,678,125
 1,200    Harrisburg, PA Cap Apprec Nts Ser F Rfdg
          (AMBAC Insd)................................   *      09/15/14        613,764
 1,000    Lycoming Cnty, PA Auth College Rev
          Pennsylvania College of Technology (AMBAC
          Insd)....................................... 5.350    07/01/26      1,005,550
 5,000    Pennsylvania St Higher Edl Assit Agy Student
          Ln Rev Ser B (Inverse Fltg) (MBIA Insd)
          (b)......................................... 10.453   03/01/20      6,125,000
 3,000    Philadelphia, PA (FSA Insd)................. 4.750    03/15/17      2,888,790
 1,000    Philadelphia, PA Auth Indl Dev Rev Edl Comm
          Foreign Med Grads (MBIA Insd)............... 5.000    06/01/21        971,100
 1,750    Philadelphia, PA Sch Dist Cap Apprec Ser A
          Rfdg........................................   *      07/01/01      1,749,720
 7,385    Philadelphia, PA Sch District Ser A Series
          A2.......................................... 4.500    04/01/18      6,782,236
 2,000    Ridley Park, PA Hosp Auth Rev Taylor Hosp
          Ser A....................................... 6.000    12/01/13      2,214,620
 4,745    Sayre, PA Hlthcare Fac Auth Rev VHA Cap
          Asset Fin Pgm Ser C......................... 7.700    12/01/15      4,833,494
                                                                           ------------
                                                                             35,540,483
                                                                           ------------
          RHODE ISLAND  1.1%
 1,485    Kent Cnty, RI Wtr Auth Gen Rev Ser A (a).... 5.000    07/15/21      1,447,355
 3,550    Rhode Island St Hlth & Ed Bldg Higher Ed Fac
          Johnson & Wales (MBIA Insd)................. 5.000    04/01/29      3,383,434
                                                                           ------------
                                                                              4,830,789
                                                                           ------------
          SOUTH CAROLINA  0.2%
 1,070    South Carolina St Hsg Fin & Dev Auth
          Homeowner Mtg Ser A......................... 7.400    07/01/23      1,092,128
                                                                           ------------

          SOUTH DAKOTA  0.2%
   875    Deadwood, SD Ctfs Partn (ACA Insd).......... 6.375    11/01/20        917,236
                                                                           ------------

          TENNESSEE  1.9%
 2,000    Johnson City, TN Hlth & Edl Facs Brd Hosp
          Rev First Mtg Mtn States Hlth Ser A Rfdg
          (MBIA Insd)................................. 7.500    07/01/25      2,424,440
 2,500    Memphis, TN................................. 5.250    10/01/14      2,567,275
 2,000    Metro Govt Nashville Davidson TN............ 6.150    05/15/25      2,098,920
 1,250    Tennessee Hsg Dev Agy Mtg Fin Ser A......... 7.125    07/01/26      1,300,288
                                                                           ------------
                                                                              8,390,923
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          TEXAS  11.0%
$2,050    Austin, TX Wtr & Wastewtr Ref............... 5.750%   05/15/12   $  2,224,004
 1,430    Cameron Cnty, TX Ctfs Oblig (AMBAC Insd).... 5.750    02/15/15      1,522,364
 2,000    Dallas-Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev American Airls Inc................. 6.375    05/01/35      2,005,780
 2,000    Fort Worth, TX Wtr & Swr Rev Rfdg & Impt.... 5.500    02/15/05      2,120,020
 1,800    Gulf Coast Wtr Auth TX Wtr Sys Contract Rev
          (FGIC Insd)................................. 5.000    08/15/17      1,779,282
 1,000    Harris Cnty, TX Hlth Fac Mem Hermann
          Hlthcare Ser A.............................. 6.375    06/01/29      1,028,860
 2,000    Harris Cnty, TX Ref Perm Impt............... 5.000    10/01/11      2,052,220
 4,820    Harris Cnty, TX Toll Rd (Prerefunded @
          08/15/09) (AMBAC Insd)......................   *      08/15/18      1,801,571
 1,000    Harris Cnty, TX Toll Rd (Prerefunded @
          08/15/09) (AMBAC Insd)......................   *      08/15/21        304,060
 2,105    Houston, TX Hotel Occupancy Tax & Spl Rev
          Convention & Entmt Ser B (AMBAC Insd)....... 5.750    09/01/15      2,251,171
 1,000    Houston, TX Ref Public Impt (FSA Insd)...... 5.750    03/01/15      1,067,830
 2,000    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser B
          Rfdg (FGIC Insd)............................ 6.250    12/01/05      2,203,220
 7,250    Matagorda Cnty, TX Navig Dist No 1 Rev
          Houston Ltg Rfdg (Var Rate Cpn) (AMBAC
          Insd)....................................... 5.125    11/01/28      6,852,628
 1,500    Mesquite, TX Hlth Fac Dev Retirement Fac
          Christian A................................. 7.500    02/15/18      1,514,115
 1,100    Metro Hlth Facs Dev Corp TX Wilson N Jones
          Mem Hosp Proj............................... 7.200    01/01/21      1,109,768
 2,000    Texas Muni Pwr Agy Rev (Prerefunded @
          09/01/02) (MBIA Insd)....................... 5.750    09/01/12      2,066,660
 3,525    Texas Muni Pwr Agy Rev Cap Apprec Rfdg
          (AMBAC Insd)................................   *      09/01/07      2,702,759
 2,500    Texas St Pub Fin Auth Ser A Rfdg............ 5.250    10/01/07      2,669,150
 8,220    Texas St Pub Ppty Fin Corp Rev Mental Hlth &
          Retardation Rfdg (FSA Insd)................. 5.500    09/01/13      8,445,557
 1,500    Texas Wtr Dev Brd Rev St Revolving Fd Sr
          Lien Ser B.................................. 5.250    07/15/17      1,516,935
 1,250    West Side Calhoun Cnty, TX Navig Dist Solid
          Waste Disp Union Carbide Chem & Plastics.... 8.200    03/15/21      1,280,988
                                                                           ------------
                                                                             48,518,942
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          UTAH  0.4%
$1,000    Salt Lake Cnty, UT College Rev Westminster
          College Proj................................ 5.750%   10/01/27   $    985,900
   690    Utah St Hsg Fin Agy Single Family Mtg Ser B
          Class 2..................................... 6.250    07/01/14        737,444
                                                                           ------------
                                                                              1,723,344
                                                                           ------------
          WASHINGTON  3.9%
 1,000    Chelan Cnty, WA Pub Util Dist Chelan Hydro
          Ser A (MBIA Insd)........................... 5.600    01/01/36      1,004,070
 3,410    Clark Cnty, WA Pub Util Dist Rfdg (FSA
          Insd)....................................... 5.500    01/01/08      3,657,055
 2,595    Clark Cnty, WA Pub Util Dist Rfdg (FSA
          Insd)....................................... 5.500    01/01/09      2,785,214
 2,000    Energy Northwest, WA Elec Rev Proj No 3 Ser
          A Rfdg (FSA Insd)........................... 5.500    07/01/17      2,071,000
 4,400    King Cnty, WA Ser B Rfdg (MBIA Insd)........ 5.250    01/01/34      4,276,404
 1,960    Seattle, WA Mun Lt & Pwr Rev Impt & Ref (FSA
          Insd)....................................... 5.500    03/01/16      2,035,048
 1,335    Tacoma, WA Elec Sys Rev Ref Ser A........... 5.750    01/01/16      1,417,730
                                                                           ------------
                                                                             17,246,521
                                                                           ------------
          WEST VIRGINIA  0.3%
 1,500    South Charleston, WV Indl Dev Rev Union
          Carbide Chem & Plastics Ser A............... 8.000    08/01/20      1,532,685
                                                                           ------------

          WISCONSIN  0.3%
 1,375    Wisconsin St Hlth & Edl Facs Agnesian
          Hlthcare Inc. .............................. 6.000    07/01/30      1,351,804
                                                                           ------------

          GUAM  0.6%
 2,800    Guam Pwr Auth Rev Ser A (AMBAC Insd)........ 5.250    10/01/34      2,812,600
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          PUERTO RICO  0.2%
$1,000    Puerto Rico Indl Tourist Edl Med &
          Environmental Ctl Fac Fin Auth Higher Edl
          Rev......................................... 5.375%   02/01/19   $    956,130
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  98.4%
  (Cost $415,929,966)...................................................    434,204,044
SHORT-TERM INVESTMENTS  0.7%
  (Cost $2,900,000).....................................................      2,900,000
                                                                           ------------
TOTAL INVESTMENTS  99.1%
  (Cost $418,829,966)...................................................    437,104,044
OTHER ASSETS IN EXCESS OF LIABILITIES  0.9%.............................      3,908,911
                                                                           ------------

NET ASSETS  100.0%......................................................   $441,012,955
                                                                           ============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(c) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2001

ASSETS:
Total Investments (Cost $418,829,966).......................  $437,104,044
Cash........................................................        95,864
Receivables:
  Interest..................................................     6,481,186
  Investments Sold..........................................     2,862,547
Other.......................................................         6,265
                                                              ------------
    Total Assets............................................   446,549,906
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     4,728,284
  Income Distributions--Common and Preferred Shares.........       303,778
  Investment Advisory Fee...................................       217,735
  Affiliates................................................        11,131
Trustees' Deferred Compensation and Retirement Plans........       152,750
Accrued Expenses............................................       123,273
                                                              ------------
    Total Liabilities.......................................     5,536,951
                                                              ------------
NET ASSETS..................................................  $441,012,955
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 1,000,000
  shares, 330 issued with liquidation preference of $500,000 per share)................................................  $165,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 28,684,985 shares issued and
  outstanding)..............................................       286,850
Paid in Surplus.............................................   265,829,515
Net Unrealized Appreciation.................................    18,274,078
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (241,640)
Accumulated Net Realized Loss...............................    (8,135,848)
                                                              ------------
    Net Assets Applicable to Common Shares..................   276,012,955
                                                              ------------
NET ASSETS..................................................  $441,012,955
                                                              ------------
NET ASSET VALUE PER COMMON SHARE ($276,012,955 divided by
  28,684,985 shares outstanding)............................  $       9.62
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30, 2001

INVESTMENT INCOME:
Interest....................................................  $24,940,994
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    2,614,436
Preferred Share Maintenance.................................      431,908
Trustees' Fees and Related Expenses.........................       42,306
Legal.......................................................       31,974
Custody.....................................................       28,005
Other.......................................................      300,303
                                                              -----------
    Total Expenses..........................................    3,448,932
                                                              -----------
NET INVESTMENT INCOME.......................................  $21,492,062
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 2,484,790
  Futures...................................................     (358,182)
                                                              -----------
Net Realized Gain...........................................    2,126,608
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    1,583,741
  End of the Period.........................................   18,274,078
                                                              -----------
Net Unrealized Appreciation During the Period...............   16,690,337
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $18,816,945
                                                              -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $40,309,007
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended June 30, 2001 and 2000

                                                          YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 2001    JUNE 30, 2000
                                                         ------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................    $ 21,492,062     $ 23,311,297
Net Realized Gain/Loss...............................       2,126,608       (7,749,924)
Net Unrealized Appreciation/Depreciation During the
  Period.............................................      16,690,337       (7,879,434)
                                                         ------------     ------------
Change in Net Assets from Operations.................      40,309,007        7,681,939
                                                         ------------     ------------

Distributions from and in excess of Net Investment
  Income:
  Common Shares......................................     (15,704,326)     (17,439,554)
  Preferred Shares...................................      (6,592,402)      (6,353,670)
                                                         ------------     ------------
Total Distributions..................................     (22,296,728)     (23,793,224)
                                                         ------------     ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..      18,012,279      (16,111,285)
NET ASSETS:
Beginning of the Period..............................     423,000,676      439,111,961
                                                         ------------     ------------
End of the Period (Including accumulated
  distributions in excess of undistributed net
  investment income of ($241,640) and $563,026,
  respectively)......................................    $441,012,955     $423,000,676
                                                         ============     ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                 --------------------------------------
                                                    2001          2000          1999
                                                 --------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....    $     8.99    $     9.56    $    10.26
                                                 ----------    ----------    ----------
  Net Investment Income......................           .75           .81           .84
  Net Realized and Unrealized Gain/Loss......           .66          (.55)         (.70)
                                                 ----------    ----------    ----------
Total from Investment Operations.............          1.41           .26           .14
                                                 ----------    ----------    ----------
Less:
  Distributions from and in excess of Net
    Investment Income:
    Paid to Common Shareholders..............           .55           .61           .65
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders.........           .23           .22           .19
  Distributions from and in Excess of Net
    Realized Gain:
    Paid to Common Shareholders..............           -0-           -0-           -0-
                                                 ----------    ----------    ----------
Total Distributions..........................           .78           .83           .84
                                                 ----------    ----------    ----------
NET ASSET VALUE, END OF THE PERIOD...........    $     9.62    $     8.99    $     9.56
                                                 ==========    ==========    ==========

Market Price Per Share at End of the
  Period.....................................    $     8.89    $   8.6875    $    9.625
Total Investment Return at Market Price
  (a)........................................         8.88%        -3.08%        -5.68%
Total Return at Net Asset Value (b)..........        13.26%          .74%         -.67%
Net Assets at End of the Period (In
  millions)..................................    $    441.0    $    423.0    $    439.1
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares (c)............         1.27%         1.32%         1.24%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (c).....         7.94%         9.06%         8.23%
Portfolio Turnover...........................           50%           54%           98%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets
  Including Preferred Shares (c).............          .79%          .81%          .79%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d).....         5.50%         6.59%         6.35%
SENIOR SECURITIES:
Total Preferred Shares Outstanding...........           330           330           330
Asset Coverage Per Preferred Shares (e)......     1,336,403     1,281,820     1,330,642
Involuntary Liquidating Preference Per
  Preferred Share............................       500,000       500,000       500,000
Average Market Value Per Preferred Share.....       500,000       500,000       500,000

(a) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(b) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

YEAR ENDED JUNE 30,
---------------------------------------------------------------------------------------------
        1998         1997         1996         1995         1994         1993         1992
---------------------------------------------------------------------------------------------
     $    10.01   $     9.76   $     9.76   $     9.92   $    11.13   $    10.69   $     9.81
     ----------   ----------   ----------   ----------   ----------   ----------   ----------
            .89          .92          .94          .96         1.00         1.07         1.09
           (.26)         .26          .05         (.06)       (1.21)         .52          .85
     ----------   ----------   ----------   ----------   ----------   ----------   ----------
           1.15         1.18          .99          .90         (.21)        1.59         1.94
     ----------   ----------   ----------   ----------   ----------   ----------   ----------
            .69          .72          .77          .84          .84          .83          .79
            .21          .21          .22          .22          .16          .16          .24
            -0-          -0-          -0-          -0-          -0-          .16          .03
     ----------   ----------   ----------   ----------   ----------   ----------   ----------
            .90          .93          .99         1.06         1.00         1.15         1.06
     ----------   ----------   ----------   ----------   ----------   ----------   ----------
     $    10.26   $    10.01   $     9.76   $     9.76   $     9.92   $    11.13   $    10.69
     ==========   ==========   ==========   ==========   ==========   ==========   ==========

     $   10.875   $   10.875   $    9.875   $   11.125   $   11.125   $    12.00   $   11.375
          6.85%       18.32%       -4.27%        8.59%        -.05%       15.20%       21.65%
          9.62%       10.24%        8.02%        7.24%       -3.63%       13.97%       18.08%
     $    457.3   $    448.2   $    438.7   $    436.1   $    437.7   $    467.9   $    452.7
          1.23%        1.28%        1.31%        1.33%        1.28%        1.25%        1.35%
          8.69%        9.25%        9.47%        9.85%        9.30%        9.90%       10.76%
           103%          53%          29%          38%          45%          45%          27%
           .79%         .80%         .82%         .83%         .82%         .80%         .84%
          6.64%        7.18%        7.26%        7.56%        7.86%        8.41%        8.41%
            330          330          330          330          330          330          330
      1,385,892    1,358,326    1,329,390    1,321,483    1,326,388    1,417,940    1,371,922
        500,000      500,000      500,000      500,000      500,000      500,000      500,000
        500,000      500,000      500,000      500,000      500,000      500,000      500,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust commenced investment operations on August 26, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001

discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of June 30, 2001, the cumulative effect adjustment to reflect the accretion of the market discount would be $98,412.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilized provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Trust had an accumulated capital loss carryforward for tax purposes of $8,135,848 which will expire between June 30, 2004 and June 30, 2009.

    At June 30, 2001, for federal income tax purposes, the cost of long- and short-term investments is $418,829,966; the aggregate gross unrealized appreciation is $20,775,466 and the aggregate gross unrealized depreciation is $2,501,388, resulting in net unrealized appreciation on long- and short-term investments of $18,274,078.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and for federal income tax purposes, the amount of net investment income/loss may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis net investment losses.

F. RECLASSIFICATIONS Certain information included in the prior years' financial highlights has been conformed to the current year presentation.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001

facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust.

    For the year ended June 30, 2001, the Trust recognized expenses of approximately $10,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each Trust. For the year ended June 30, 2001, the Trust recognized expenses of approximately $46,900 representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $221,171,028 and $211,653,598, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001

futures contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Trust invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended June 30, 2001, were as follows:

                                                                CONTRACTS
Outstanding at June 30, 2000................................        75
Futures Opened..............................................       -0-
Futures Closed..............................................       (75)
                                                                   ---
Outstanding at June 30, 2001................................       -0-
                                                                   ===

5. PREFERRED SHARES

The Trust has outstanding 330 shares of rate adjusted tax-exempt preferred shares ("Rates") in three series of 110 shares each. Dividends are cumulative and the rate is currently reset every 28 days through an auction process. The average rate in effect on June 30, 2001, was 2.977%. During the year ended June 30, 2001, the rates ranged from 2.850% to 4.850%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The Rates are redeemable at the option of the Trust in whole or in part at a price of $500,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the Rates are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and
Shareholders of Van Kampen
Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Municipal Income Trust (the "Trust"), including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 5, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Municipal Income Trust as of June 30, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 9, 2001

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                             Van Kampen Funds Inc.

                             Attn: Closed-End Funds

                              2800 Post Oak Blvd.

                               Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For Federal Income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended June 30, 2001. The Trust designated 99.9% of the Income distributions as a tax-exempt Income distribution. In January 2002, the Trust will provide tax information to shareholders for the 2001 calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

An Annual Meeting of Shareholders of the Trust was held on June 27, 2001, where shareholders voted on the election of trustees.

1) With regard to the election of the following trustees by common shareholders of the Trust:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
Richard F. Powers, III................................  24,451,470            499,430
Hugo F. Sonnenschein..................................  24,531,867            419,032

2) With regard to the election of the following trustees by preferred shareholders of the Trust:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
Theodore A. Myers.....................................         285              --

The other trustees whose term did not expire in 2001 were: Rod Dammeyer, David
C. Arch, Howard J Kerr and Wayne W. Whalen.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
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